Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com This Summary does not constitute an offer to buy or sell securities nor does it constitute an offer in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Any such offer may only be made pursuant to a Registration Statement or pursuant to an exemption from registration, if available . No general solicitation whatsoever is made or intended hereby . Cautionary and Forward Looking Statements In addition to statements of historical fact, this document contains forward - looking statements . The presentation of future aspects of Red Mountain Resources, Inc . (“We,” “Us,” “Our,” “RMR,” or “the Company”) found in this document is subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such statements . Readers are cautioned not to place undue reliance on these forward - looking statements, which reflect management’s analysis only as of the date hereof . Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” or “could” or the negative variations thereof or comparable terminology are intended to identify forward - looking statements . These forward - looking statements are subject to numerous assumptions, risks and uncertainties that may cause RMR’s actual results to be materially different from any future results expressed or implied by RMR in those statements . Important facts that could prevent RMR from achieving any stated goals include, but are not limited to, the following : a. volatility or decline of RMR’s stock price ; b. potential fluctuation in annual or quarterly results ; c. dilution related to additional issuances of securities ; d. failure to hire and retain qualified personnel ; e. failure of the Company to earn sufficient revenues or profits ; f. inadequate capital to continue or expand its business, inability to raise additional capital or financing to implement its business plans ; g. failure to acquire production or achieve profitable oil and gas production ; h. rapid and significant changes in oil and gas markets ; i. litigation with or legal claims and allegations by outside parties ; j. implementation of additional Federal and state regulations relating to the oil and gas industry ; k. Competition from other companies in our industry ; l. Continued compliance with existing federal and state regulations relating to the oil and gas industry ; and m. General economic conditions deteriorating . The Company undertakes no obligation to publicly revise these forward - looking statements to reflect events or circumstances that arise after the date hereof . Note : Unless otherwise noted, the information contained herein : 1 ) Does not include the Completion and Closing of the Bamco Gas, LLC acquisition from the Receivership estate in Arkansas or the related production and reserve estimates which is contingent upon Court and Creditor Approval, of which there is no assurance and 2 ) Does not include any production attributed from RMR’s approximate 30 % ownership of Cross Border Resources, Inc . 1 Red Mountain Resources, Inc.

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com What is RMR? ▪ A growth - oriented energy company engaged in the acquisition, development and exploration of oil and natural gas properties in the Permian Basin of West Texas and Southeast New Mexico and the onshore Gulf Coast of Texas ▪ Focused on core operating areas with oil - weighted production and reserves from primarily operated properties ▪ Producing properties generating strong cash flow ▪ A growing production profile consisting mainly of low - risk drilling inventory ▪ Experienced management and consulting team with a fully integrated strategy for growth and development BUSINESS OBJECTIVE: Grow production and reserves by developing and acquiring an inventory of long - life, low risk drilling opportunities within producing oil and natural gas properties 2 RMR Overview

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com 3 x Raised and deployed >$ 25MM of capital in H2 2011 and Q1 2012 x Daily net production reached over 1,000 BOE/day in January 2012 (60 % oil ) (1) x Target Proved Reserves of 6.0MM BOE (2) x Most recent well - Initial Production (“IP”) rate of 1,043 BOE/day (86% oil ) Recent Highlights (1) As of January 31, 2012 and excludes any production attributed from RMR’s 30% ownership in Cross Border Resources, Inc . (2) Based on internal estimates

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com Market Capitalization (as of 3/16/12) Shares Outstanding (as of 3/16/12) Cash (as of 11/30/11) 2012 Exit Production Target 2,000 BOE/D (1) Net Acres ~6,000 Gross Wells (Net Wells) 59 (40.4) Gross Operated Wells (Net Wells) 46 (3 8.3) 82.52 MM $3.1 MM $127.9 MM 4 Gross Potential Locations (Net Locations) 110 (95.9) Target Proved Reserves 6.0MM BOE (2) Total Debt ( as of 11/30/11 ) Key Statistics (1) Based on an end of calendar year estimate and other assumptions, including successfully implementing the development plan (2) Based on internal estimates $9.7 MM

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com JUNE 2011 RMR completes a reverse merger with Black Rock Capital and obtains Black Rock’s South Texas assets in Zapata and Duval counties, its Madera prospect in the Permian Basin, and its 13.3% share in Cross Border Resources JULY 2011 RMR acquires Pawnee prospect in the Permian Basin (1,765 gross acres, 45 gross potential locations, two existing wells) AUGUST 2011 RMR acquires Martin Lease and Shafter Lake Lease in the Permian Basin OCTOBER 2011 RMR acquires additional stake in Cross Border, increasing ownership to 29.95%; RMR acquires Cowden Lease NOVEMBER 2011 RMR closes private placement with total raise of $16,206,000; executes $4.0 million secured note; closes $2.75 million of convertible debt; $3.0 million option exercised at $1.10 JANUARY 2012 RMR successfully drills and completes the Madera 24 - 2H well with IP rates of 900 BO and 857 MCF for a total of 1,043 BOE/D 5 How We Got Here

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com ▪ Maintain operational control over our asset base ▪ Evaluate existing properties and enhance production by developing additional productive horizons ▪ Achieve consistent reserve growth through the exploitation of our drilling inventory and recompletion opportunities ▪ Pursue a disciplined acquisition strategy that complements our management and consulting team, as well as our existing portfolio ▪ Maintain a management and operational team with advanced exploration and development knowledge ▪ Maintain a high degree of safety and environmental standards that exceed applicable industry requirements 6 RMR Strategies

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com WHAT MAKES THESE AREAS A GREAT FIT FOR RMR’S OPERATIONS? ▪ High level of historical development provides significant data for prospect assessment ▪ Experienced and stable workforce provides consistent performance which allows for better cost control ▪ Fully developed transportation infrastructure allows for immediate marketing of hydrocarbons ▪ Lack of large contiguous acreage positions allows for uniquely positioned smaller companies to take advantage of “smaller” acreage opportunities due to quick decision making and lower overhead PERMIAN BASIN 5,411 gross acres ( 4,445 net) • Madera Prospect • Pawnee Prospect • Cowden Prospect • Martin Prospect • Shafter Lake Prospect ONSHORE GULF COAST 4,595 gross acres (1,387 net) • Villarreal Prospect • Frost Bank Prospect • Resendez Prospect • LaDuquesa Prospect 7 Core Operating Areas

Madera Snapshot

- In January 2012, RMR completed an extremely successful horizontal well on its Madera prospect – 24 hour IP rate of 1,043 BOE/day (86% oil)
- This well was one of the deepest horizontal wells drilled into the Delaware formation

Madera Snapshot:

- Property acquired by RMR for ~$4.8MM
- ~1,154 net acres
- First well was drilled a vertical depth of 9,028 ft. and a lateral length of 4,620 ft.
- IP rate of 1,043 BOE/day
- 26 potential well locations, which includes additional wells targeting the Delaware and Avalon Shale and Strawn formations

Madera property map:



Potential Delaware
Potential Avalon
Potential Strawn
WELL SYMBOLS
Location Only
Oil Well
Gas Well
Dry Hole
Abandoned Location - Permit
Temporarily Abandoned
Dry Hole, With Show of Oil
Dry Hole, With Show of Oil & Gas
0
2,000
4,000
FEET
7
8
14
13
18
17
23
24
19
20
26
25
30
29
35
36
31
32
Permitted Well
Spudded Well

Madera Well Economics	IP Rate - BOE/day	
	900	700
Assumed discount to IP on first well	14.3%	33.3%
Gross AFE ($mn)	$6.0	$6.0
EUR ('000 barrels)	700	550
Undiscounted ROI	7.1 x	5.4 x
Rate of Return ("ROR") %	462%	207%

Note: The table above is based on internal estimates and illustrates various projections related to the Madera well at different assumed IP rates

Red Mountain Resources, Inc.

RMR

2515 McKinney Avenue, Suite 900
Dallas, Texas 75201
P: 214.871.0400 E: info@redmountainresources.com
www.redmountainresources.com

8

Management Team

ALAN W. BARKSDALE - Chief Executive Officer
- Significant experience in energy and oil and gas across multiple disciplines including management, operation, finance, advisory, investment banking and merchant banking.
- Prior to his role as CEO of RMR and related entity Black Rock, Mr. Barksdale was the owner and president of the StoneStreet Group, where he oversaw the firm's capital investments and managed its subsidiaries.
- Prior, Mr. Barksdale served as a Director in the Capital Markets Group of Crews & Associates, an investment banking firm, and served as senior banker for approximately 115 transactions. He also served as an investment banker at Stephens Inc.

TOMMY W. FOLSOM - Executive Vice President, Director of Exploration & Production
- Prior to joining RMR, Mr. Folsom founded Enerstar Resources O & G, LLC, an oil company involved in the drilling, re-completion, re-entry and acquisition of properties and leases in the United States.
- Prior to joining RMR, Mr. Folsom also served as the Operations Manager of Murchison Oil and Gas, Inc., a privately-held independent oil and gas company engaged in the acquisition, development and production of oil and gas resources.
- In 1990, Mr. Folsom was a partner in the formation of Vision Energy, Inc., an oil and gas company, and served as its Vice President of Operations until 1994.
- From 1976 to 1990, Mr. Folsom served as an Area Supervisor for Santa Fe Energy, Inc. in Carlsbad, New Mexico.

HILDA D. KOUVELIS - Chief Accounting Officer
- Ms. Kouvelis has more than 25 years of industry accounting and finance experience. Prior to joining RMR, she was employed with Transatlantic Petroleum Ltd., a vertically integrated, international oil and gas company engaged in the acquisition, exploration, development and production of crude oil and natural gas, serving most recently as its Chief Financial Officer.
- Ms. Kouvelis previously served as Chief Financial Officer of Sky Petroleum Inc., as Controller for Ascent Energy, Inc., an oil and natural gas exploration and development company, and as Controller for International Operations at PetroFina S.A.'s headquarters in Brussels, Belgium.

JACK BRADLEY - Vice President, Geologist, Director of Business Development
- Mr. Bradley has nearly a decade of experience in petroleum geology and oil and gas property value assessment.
- He previously served as a Geologist and Director of Business Development for StoneStreet Group.
- Prior to joining StoneStreet Group, Mr. Bradley served as a GeoTech and Geologist for R.K. Ford & Associates and Sebring Exploration in Midland, Texas.
- Mr. Bradley has extensive geographical experience in the Permian Basin, Val Verde Basin and in South Texas.

Red Mountain Resources, Inc.

RMR

2515 McKinney Avenue, Suite 900
Dallas, Texas 75201
P: 214.871.0400 E: info@redmountainresources.com
www.redmountainresources.com

9

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com 10 ▪ Uniquely positioned property set ▪ Permian Basin acreage ▪ Onshore Gulf Coast acreage ▪ Potential reserves and production base ▪ Daily net production reached over 1,000 BOE/day in January 2012 (60% oil) (1) ▪ 110 potential locations, 96 net ▪ Target Proved Reserves of 6.0MM BOE (internal estimate) ▪ Strong production profile to execute development plans ▪ Significant free cash flow from existing assets to invest in development plan ▪ Potential availability of reserve based facility to enhance timing of development ▪ Experienced management and technical team ▪ Successful track record of creating value ▪ Cost - effective operator with significant operating experience ▪ Unique experience in our core operating areas ▪ More than 300 years of experience in the oil and gas industry, most of which has come in the Permian Basin ▪ Development of potential acquisitions could deliver substantially more upside in the next 18 months The RMR Opportunity (1) As of January 31, 2012 and excludes any production attributed from RMR’s 30% ownership in Cross Border Resources, Inc . Strategy in place to build 50MM+ BOE of Proved reserves and 5,000+ BOE/day of production

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com Prospect Overviews NOTE: These overviews do not include all of RMR’s prospects 11

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com 12 Madera Prospect GROSS NET ACRES 1,926 1,154 POTENTIAL L OCATIONS 26 15.8 EXISTING WELLS 4 3.84

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com 13 Pawnee Prospect GROSS NET ACRES 2,085 2,045 POTENTIAL L OCATIONS 40 39.5 EXISTING WELLS 4 4

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com 14 Cowden Prospect GROSS NET ACRES 760 740 POTENTIAL L OCATIONS 7 7 EXISTING WELLS 17 16

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com 15 Martin Prospect GROSS NET ACRES 320 320 POTENTIAL L OCATIONS 16 16 EXISTING WELLS 0 0

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com 16 Shafter Lake Prospect GROSS NET ACRES 320 186 POTENTIAL L OCATIONS 14 14 EXISTING WELLS 0 0

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com 17 Villarreal Prospect GROSS NET ACRES 1,100 154 POTENTIAL L OCATIONS 2 .28 EXISTING WELLS 12 1.69

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com 18 Frost Bank Prospect GROSS NET ACRES 998 319 POTENTIAL L OCATIONS 1 .32 EXISTING WELLS 5 1.6

Red Mountain Resources, Inc. 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 P: 214.871.0400 E: info@redmountainresources.com www.redmountainresources.com RED MOUNTAIN RESOURCES, INC. 2515 McKinney Avenue Suite 900 Dallas, TX 75201 Phone: 214.871.0400 Fax: 214.871.0406 www.RedMountainResources.com INVESTOR RELATIONS CONTACT Stephen Evans info@redmountainresources.com 19 For More Information